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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------



                                    FORM 8-K




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): JANUARY 12, 1998
                               (January 12, 1998)


                      GLENBOROUGH REALTY TRUST INCORPORATED
                          (Exact name of Registrant as
                            Specified in its Charter)

                                    MARYLAND
                          (State or Other Jurisdiction
                                of Incorporation)

                                    001-14162
                            (Commission File Number)

                                   94-3211970
                        (IRS Employer Identification No.)


                      400 SOUTH EL CAMINO REAL, SUITE 1100
                               SAN MATEO, CA 94402
                                 (650) 343-9300
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)





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Item 5.  OTHER EVENTS.

         On January 12, 1998, Glenborough Realty Trust Incorporated (the "Company") finalized its Preliminary Prospectus Supplement relating to an underwritten public offering of 8,000,000 shares (the "Shares") of its Series A Convertible Preferred Stock (excluding an over-allotment option of 1,200,000 shares). Attached hereto as an exhibit to this Current Report on Form 8-K is the Preliminary Prospectus Supplement of the Company dated January 12, 1998.

Item 7.  Exhibits

         99.0 Preliminary Prospectus Supplement of the Company dated January 12, 1998.

















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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             GLENBOROUGH REALTY TRUST
                                             INCORPORATED

                                             By: Glenborough Realty Trust
                                                 Incorporated

January 12, 1998                                  /s/ Terri Garnick
                                                 ----------------------
                                                 Senior Vice President,
                                                 Chief Accounting Officer,
                                                 Treasurer
                                                 (Principal Accounting Officer)











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                                  EXHIBIT INDEX



      EXHIBIT                                DESCRIPTION
--------------------    -------------------------------------------------------------------
       99.0             Prospectus Supplement of the Company dated January 12, 1998















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